UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22746

American Funds Inflation Linked Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2023

Becky L. Park

American Funds Inflation Linked Bond Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Inflation Linked Bonds Fund® Annual report for the year ended November 30, 2023

Invest with the
goal of preserving
purchasing power

The Securities and Exchange Commission has adopted new regulations that will change the content and design of annual and semi-annual shareholder reports beginning in July 2024. Certain types of information, including investment portfolio and financial statements, will not be included in the shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications from the fund electronically, you may update your mailing preferences with your financial intermediary or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

American Funds Inflation Linked Bond Fund seeks to provide inflation protection and income consistent with investment in inflation linked securities.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com.

Here are the total returns on a $1,000 investment with all distributions reinvested for the period ended December 31, 2023 (the most recent calendar quarter-end):

	1 year	5 years	10 years

Class F-2 shares	1.46%	2.78%	2.43%
Class A shares Reflecting 2.50% maximum sales charge	–1.29	1.95	1.95

The total annual fund operating expense ratios are 0.39% for Class F-2 and 0.69% for Class A shares as of the prospectus dated February 1, 2024 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower.

Class F-2 shares were first offered for this fund on January 23, 2015. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

The fund’s 30-day yields are as of November 30, 2023, reflecting the 2.50% maximum sales charge, and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 5.45% for Class F-2 and 5.01% for Class A.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates. Inflation-linked bonds may experience greater losses than other debt securities with similar durations. There can be no assurance that the value of inflation-linked securities will be directly correlated to changes in interest rates. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a $10,000 investment

4	Investment portfolio

14	Financial statements

42	Board of trustees and other officers

Fellow investors:

Bond markets were volatile during the period, suffering some of their worst price declines during the latter half of the fiscal year before recovering reasonably well in late October and through most of November 2023. Inflation generally moderated, but core inflation (which strips out volatile food and energy prices) was more persistent than broad-based inflation. Accordingly, as of the fund’s fiscal year-end, the U.S. Federal Reserve (the Fed) held the federal funds target rate steady at 5.25% to 5.50% as U.S. economic activity appeared resilient over the near term.

Against this backdrop, Class F-2 shares of the American Funds Inflation Linked Bond Fund generated a return of –1.60% for the 12-month period ended November 30, 2023. The unmanaged Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index* — a measure of the market in which the fund primarily invests — rose 0.14% over the same period. The value of TIPS (issued by the United States Treasury Department) is directly linked to changes in the U.S. Consumer Price Index for All Urban Consumers† (CPI-U).

The portfolio’s positioning in terms of duration (sensitivity to changes in interest rates) and yield curve exposure (the yield gap between bonds of shorter and longer maturities) detracted from results relative to the benchmark, as did its security selection within U.S. TIPS. On the other hand, sector positioning within U.S. TIPS added to relative performance, along with the portfolio’s allocation to asset-backed securities. The fund’s use of interest rate swaps added modestly to relative performance, while its use of other derivatives detracted.

*	The Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index consists of investment-grade, fixed-rate, publicly placed, dollar-denominated and non-convertible inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, and have at least $250 million par amount outstanding. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

†	The U.S. Consumer Price Index for All Urban Consumers (CPI-U) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

Results at a glance

For periods ended November 30, 2023, with all distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	3 years	5 years	Lifetime (since 12/14/12)

American Funds Inflation Linked Bond Fund (Class F-2 shares)	–1.74%	–1.60%	–2.70%	2.42%	1.18%
American Funds Inflation Linked Bond Fund (Class A shares)	–1.86	–1.92	–2.96	2.12	0.99
Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index*	–1.02	0.14	–1.49	2.72	1.07
Lipper Inflation Protected Bond Funds Average†	–0.33	0.63	–0.93	2.47	0.72

Past results are not predictive of results in future periods.

*	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Bloomberg source: Bloomberg Index Services Ltd.
†	Source: Refinitiv. Lipper categories are dynamic, and averages may have few funds, especially over longer periods. To review the number of funds included in the Lipper category for each fund’s lifetime, please refer to the Quarterly Statistical Update, available on our website.

American Funds Inflation Linked Bond Fund	1

The Lipper Inflation Protected Bond Funds Average, a peer group measure, rose 0.63%. Class F-2 investors who reinvested dividends of $0.59 cents per share, paid in December 2022, earned an income return of 6.02% — the same as those who took dividends in cash.

Market overview

Even as core inflation declined during most of the fund’s fiscal year, bond markets underwent periods of notable volatility. For example, while the 10-year U.S. Treasury yield stood at 3.63% on November 30, 2022, it briefly exceeded 5.00% in late October 2023 — a level not seen since 2007 — before finishing the fund’s fiscal year at 4.34%.

Much of the late-year selloff in bonds was due to the fact that U.S. economic data were generally stronger than expected, which many investors interpreted to mean that the Fed would need to keep interest rates “higher for longer” in order to fight inflation. Investors also appeared concerned about the level of debt that the federal government has incurred, as well as reduced bond purchases by the Fed, among other factors.

While core and headline inflation moderated during the fund’s fiscal year, both remained above the Fed’s long-term 2.0% target. Headline inflation, for example, came in at 3.1% in November 2023, while core inflation was 4.0% versus one year prior. These data came against the backdrop of a strong labor market in which the unemployment rate stood at 3.7% by the fund’s fiscal year-end — a low figure by most historical standards. U.S. wage gains remained strong, coming in at 4.5% for private industry workers in September 2023 versus one year prior.

Meanwhile, 30-year fixed mortgage rates surged to exceed 7.50% late in the fund’s fiscal year as the U.S. housing affordability crisis continued. Amid these rates, U.S. existing home sales declined precipitously. The University of Michigan Consumer Sentiment Index was volatile but increased from 56.70 in November 2022 to 61.30 in November 2023.

Broadly speaking, U.S. economic data created uncertainty about the pace at which inflation would decline, and in the worst-case scenario, the possibility remained that inflation could reaccelerate. Still, on December 13, 2023, the Fed maintained the federal funds target rate at 5.25% to 5.50%.

Inside the portfolio

As of November 30, 2023, 89.62% of the fund’s net assets were invested U.S. TIPS. Holdings of government bonds from the United Kingdom, Japan, and Italy were among the portfolio’s relatively small non-U.S. exposures.

Investments in corporate bonds accounted for 2.88% of the fund’s assets as of November 30, 2023. Consistent with the fund’s investment guidelines, the fund made careful use of derivatives. For example, when used in conjunction with bonds, interest rate swaps can help the fund to gain more precisely targeted exposure to interest rate and yield curve movements. A complete list of fund holdings can be found beginning on page 4.

Looking forward

The fund’s portfolio managers believe that headline and core inflation will continue to decline toward the Fed’s annual 2% target through 2024. On that basis, the managers believe that the Fed’s last interest rate hike in this cycle was likely in the summer of 2023, and that the Fed is now geared toward keeping rates steady and eventually beginning an easing cycle in 2024. While the economy appears fairly resilient at this time, the managers believe that the risks of an eventual recession have increased since the last reporting period, and that any Fed easing would likely accelerate if U.S. economic activity were to deteriorate significantly.

Given that the Fed appears closer to eventually easing rates, the managers believe that the yield curve will likely steepen from its present inversion (where long-term yields are generally lower than short-term yields), in which case long-term yields would rise relative to short-term yields. Against this backdrop, the managers have primarily positioned the portfolio to potentially benefit from rising yields in securities with maturities of 10 years or more and from falling yields in securities with maturities of five years or less. This positioning seems to offer a positive risk/reward profile given that historically the yield curve has usually steepened when the Fed appears closer to beginning an interest rate easing cycle.

TIPS valuations appear fair to favorable, especially in terms of real yield, where real yield is defined as nominal yield minus inflation expectations. From that perspective, the managers expect that the TIPS asset class can produce favorable performance over the near- to mid-term, although they remain mindful that given decelerating inflation, continued outflows from TIPS funds may present a drag on performance.

For fund investors, it’s important to emphasize that even in an environment of decelerating inflation, TIPS funds can serve as an important diversifier among other fixed income investments, especially when inflation proves more persistent than investors generally expect. Accordingly, the Inflation Linked Bond Fund can act as a strategic complement to other fixed income investments that may appear poised to outperform as inflation declines.

We thank you for your trust in Capital Group, and we look forward to reporting to you again in six months.

Cordially,

Ritchie R. Tuazon
President

January 10, 2024

For current information about the fund, refer to capitalgroup.com.

Past results are not predictive of results in future periods.

2	American Funds Inflation Linked Bond Fund

The value of a $10,000 investment

How a hypothetical $10,000 investment has grown (for the period December 14, 2012, to November 30, 2023, with all distributions reinvested.

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 2.50% on the $10,000 investment1; thus, the net amount invested was $9,750.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or less and is eliminated for purchases of $250,000 or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Bloomberg source: Bloomberg Index Services Ltd.
[3]	Results of the Lipper Inflation Protected Bond Funds Average do not reflect any sales charges. Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To review the number of funds included in the Lipper category for each fund’s lifetime, please refer to the Quarterly Statistical Update, available on our website.
[4]	For the period December 14, 2012, commencement of operations, through December 31, 2012.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended November 30, 2023)

	Cumulative total return	Average annual total return
	1 year	5 Years	Lifetime (since 12/14/12)

Class F-2 shares*	–1.60%	2.42%	1.18%
Class A shares†	–4.38	1.62	0.76

*	Assumes reinvestment of all distributions.
†	Assumes payment of the maximum 2.50% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower.

American Funds Inflation Linked Bond Fund	3

Investment portfolio November 30, 2023

Portfolio by type of security	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury†	90.28%
AAA/Aaa	1.08
AA/Aa	1.41
A/A	2.42
BBB/Baa	2.81
Unrated	.24
Short-term securities & other assets less liabilities	1.76
*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. Securities in the “unrated” category (above) have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 98.00%	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes 90.28%
U.S. Treasury inflation-protected securities 89.62%
U.S. Treasury Inflation-Protected Security 0.625% 1/15/2024[1]	USD	82,702	$82,094
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[1,2]		196,439	193,426
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[1]		340,129	333,309
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[1,2]		308,104	299,969
U.S. Treasury Inflation-Protected Security 0.25% 1/15/2025[1]		191,988	185,444
U.S. Treasury Inflation-Protected Security 2.375% 1/15/2025[1]		38,288	37,872
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2025[1]		263,534	252,684
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[1,2]		417,546	401,926
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2025[1]		101,532	96,896
U.S. Treasury Inflation-Protected Security 0.625% 1/15/2026[1]		213,067	204,003
U.S. Treasury Inflation-Protected Security 2.00% 1/15/2026[1,2]		161,265	158,885
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2026[1]		1,079,336	1,017,193
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2026[1]		245,234	231,210
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[1]		324,537	304,608
U.S. Treasury Inflation-Protected Security 0.375% 1/15/2027[1]		381,711	358,251
U.S. Treasury Inflation-Protected Security 2.375% 1/15/2027[1,2]		232,276	231,841
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2027[1]		641,100	594,068
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2027[1]		104,229	97,538
U.S. Treasury Inflation-Protected Security 1.625% 10/15/2027[1]		654,850	640,351
U.S. Treasury Inflation-Protected Security 0.50% 1/15/2028[1]		286,220	266,201
U.S. Treasury Inflation-Protected Security 1.75% 1/15/2028[1]		89,613	87,675
U.S. Treasury Inflation-Protected Security 0.875% 1/15/2029[1]		83,369	78,080
U.S. Treasury Inflation-Protected Security 2.50% 1/15/2029[1]		2,867	2,907
U.S. Treasury Inflation-Protected Security 0.25% 7/15/2029[1,2]		264,938	239,189
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2030[1]		649,000	573,399
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2030[1,2]		809,049	711,517
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2031[1,2]		1,308,768	1,135,758
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2031[1]		229,656	198,113

4	American Funds Inflation Linked Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities (continued)
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2032[1]	USD	277,291		$235,998
U.S. Treasury Inflation-Protected Security 0.625% 7/15/2032[1]		502,524		444,497
U.S. Treasury Inflation-Protected Security 1.125% 1/15/2033[1]		185,974		170,326
U.S. Treasury Inflation-Protected Security 2.125% 2/15/2040[1]		64,076		63,073
U.S. Treasury Inflation-Protected Security 2.125% 2/15/2041[1]		61,134		60,128
U.S. Treasury Inflation-Protected Security 0.75% 2/15/2042[1]		68,101		52,491
U.S. Treasury Inflation-Protected Security 0.625% 2/15/2043[1]		182,186		134,645
U.S. Treasury Inflation-Protected Security 1.375% 2/15/2044[1]		85,967		72,836
U.S. Treasury Inflation-Protected Security 0.75% 2/15/2045[1]		146,378		107,895
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2046[1]		125,790		97,048
U.S. Treasury Inflation-Protected Security 0.875% 2/15/2047[1]		203,865		151,082
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2048[1]		325,117		246,461
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[1]		56,994		43,006
U.S. Treasury Inflation-Protected Security 0.25% 2/15/2050[1]		269,543		164,235
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[1,2]		471,667		272,153
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2052[1,2]		279,599		159,712
U.S. Treasury Inflation-Protected Security 1.50% 2/15/2053[1,2]		371,694		316,081
				11,806,074

U.S. Treasury 0.66%
U.S. Treasury 4.125% 7/31/2028		1,732		1,718
U.S. Treasury 2.00% 8/15/2051		—	[3]	—	[3]
U.S. Treasury 3.625% 5/15/2053		5,243		4,479
U.S. Treasury 2.375% 10/15/2028[1]		80,384		81,270
				87,467

Total U.S. Treasury bonds & notes				11,893,541

Corporate bonds, notes & loans 3.85%
Energy 0.93%
Columbia Pipelines Operating Co., LLC 6.036% 11/15/2033[4]		9,363		9,454
Energy Transfer, LP 6.00% 6/15/2048		9,257		8,814
Enterprise Products Operating, LLC 5.35% 1/31/2033		5,990		6,045
Equinor ASA 3.625% 9/10/2028		13,165		12,574
MPLX, LP 4.00% 3/15/2028		2,430		2,294
MPLX, LP 4.70% 4/15/2048		10,000		8,138
ONEOK, Inc. 5.80% 11/1/2030		1,181		1,189
ONEOK, Inc. 6.35% 1/15/2031		7,508		7,747
ONEOK, Inc. 6.05% 9/1/2033		8,784		8,946
ONEOK, Inc. 7.15% 1/15/2051		2,782		2,983
Petroleos Mexicanos 7.47% 11/12/2026	MXN	30		1
Qatar Energy 2.25% 7/12/2031[4]	USD	17,300		14,199
Qatar Energy 3.125% 7/12/2041[4]		13,495		9,690
Qatar Energy 3.30% 7/12/2051[4]		12,200		8,167
Sabine Pass Liquefaction, LLC 4.50% 5/15/2030		8,109		7,659
TransCanada Pipelines, Ltd. 4.10% 4/15/2030		6,315		5,820
Williams Companies, Inc. 3.50% 11/15/2030		8,448		7,505
Williams Companies, Inc. 2.60% 3/15/2031		1,450		1,196
				122,421

Consumer discretionary 0.74%
Alibaba Group Holding, Ltd. 2.125% 2/9/2031		1,062		852
Alibaba Group Holding, Ltd. 4.50% 11/28/2034		1,663		1,496
Alibaba Group Holding, Ltd. 4.00% 12/6/2037		2,286		1,870
Alibaba Group Holding, Ltd. 2.70% 2/9/2041		4,394		2,804
Alibaba Group Holding, Ltd. 3.15% 2/9/2051		10,297		6,234
Amazon.com, Inc. 3.10% 5/12/2051		40,000		28,036
Board of Trustees of The Leland Stanford Junior University 1.289% 6/1/2027		4,950		4,399
Boston University 4.061% 10/1/2048		2,075		1,694
Duke University 2.832% 10/1/2055		5,000		3,140
Home Depot, Inc. 2.95% 6/15/2029		8,408		7,699
Home Depot, Inc. 4.50% 12/6/2048		1,240		1,095
Massachusetts Institute of Technology 2.294% 7/1/2051		22,000		12,778
Stellantis Finance US, Inc. 1.711% 1/29/2027[4]		8,525		7,577
Stellantis Finance US, Inc. 2.691% 9/15/2031[4]		7,425		5,940
Yale University 1.482% 4/15/2030		15,000		12,187
				97,801

American Funds Inflation Linked Bond Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care 0.53%
Amgen, Inc. 3.00% 2/22/2029	USD	450	$410
Amgen, Inc. 4.05% 8/18/2029		12,050	11,472
Amgen, Inc. 4.20% 3/1/2033		13,350	12,301
Amgen, Inc. 4.875% 3/1/2053		10,600	9,319
Becton, Dickinson and Co. 3.70% 6/6/2027		7,700	7,333
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053		8,654	8,444
Sharp HealthCare 2.68% 8/1/2050		17,500	10,654
Summa Health 3.511% 11/15/2051		9,945	6,605
Trinity Health Corp. 2.632% 12/1/2040		5,000	3,381
			69,919

Financials 0.37%
American Express Co. 4.42% 8/3/2033 (USD-SOFR + 1.76% on 8/3/2032)[5]		10,449	9,723
Bank of America Corp. 5.015% 7/22/2033 (USD-SOFR + 2.16% on 7/22/2032)[5]		7,018	6,671
Global Payments, Inc. 2.90% 5/15/2030		6,972	5,940
Morgan Stanley 2.239% 7/21/2032 (USD-SOFR + 1.178% on 7/21/2031)[5]		14,149	11,069
PayPal Holdings, Inc. 1.65% 6/1/2025		11,647	11,033
PayPal Holdings, Inc. 3.25% 6/1/2050		6,210	4,361
			48,797

Information technology 0.35%
Booz Allen Hamilton, Inc. 5.95% 8/4/2033		4,382	4,431
Broadcom, Inc. 3.187% 11/15/2036[4]		17,063	13,045
Oracle Corp. 5.55% 2/6/2053		30,000	28,309
			45,785

Communication services 0.30%
SBA Tower Trust 1.631% 11/15/2026[4]		22,469	19,785
Tencent Holdings, Ltd. 2.39% 6/3/2030		11,207	9,261
Tencent Holdings, Ltd. 3.68% 4/22/2041		2,857	2,109
Tencent Holdings, Ltd. 3.84% 4/22/2051		11,480	7,994
			39,149

Utilities 0.27%
Duke Energy Corp. 0.90% 9/15/2025		6,850	6,319
Entergy Corp. 2.80% 6/15/2030		4,425	3,764
Entergy Corp. 3.75% 6/15/2050		4,700	3,287
Exelon Corp. 4.05% 4/15/2030		700	650
Exelon Corp. 4.10% 3/15/2052		1,300	995
Florida Power & Light Co. 5.30% 4/1/2053		1,380	1,345
Mississippi Power Co. 4.25% 3/15/2042		1,660	1,329
Public Service Electric and Gas Co. 3.20% 8/1/2049		8,250	5,625
Public Service Electric and Gas Co. 2.05% 8/1/2050		5,365	2,872
Tampa Electric Co. 4.45% 6/15/2049		8,070	6,464
Virginia Electric & Power 2.875% 7/15/2029		1,178	1,049
Wisconsin Electric Power Co. 4.30% 10/15/2048		2,600	2,111
			35,810

Consumer staples 0.25%
Anheuser-Busch InBev Worldwide, Inc. 3.50% 6/1/2030		7,500	6,929
Anheuser-Busch InBev Worldwide, Inc. 4.60% 4/15/2048		8,519	7,589
Anheuser-Busch InBev Worldwide, Inc. 4.50% 6/1/2050		1,481	1,307
BAT Capital Corp. 5.65% 3/16/2052		11,876	10,176
Conagra Brands, Inc. 1.375% 11/1/2027		1,156	994
Conagra Brands, Inc. 4.85% 11/1/2028		5,499	5,351
			32,346

Materials 0.07%
Air Products and Chemicals, Inc. 1.50% 10/15/2025		6,427	6,023
Air Products and Chemicals, Inc. 2.05% 5/15/2030		3,284	2,766
			8,789

Real estate 0.02%
Corp. Inmobiliaria Vesta, SAB de CV 3.625% 5/13/2031[4]		4,080	3,351

6	American Funds Inflation Linked Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials 0.02%
RTX Corp. 4.125% 11/16/2028	USD	3,265	$3,109

Total corporate bonds, notes & loans			507,277

Bonds & notes of governments & government agencies outside the U.S. 1.54%
Colombia (Republic of) 5.00% 6/15/2045		600	427
Hungary (Republic of) 2.125% 9/22/2031[4]		13,860	10,710
Hungary (Republic of) 3.125% 9/21/2051[4]		17,300	10,576
Japan, Series 18, 0.10% 3/10/2024[1]	JPY	2,382,200	16,309
Japan, Series 20, 0.10% 3/10/2025[1]		4,590,000	32,012
Japan, Series 24, 0.10% 3/10/2029[1]		111,872	802
Peru (Republic of) 2.392% 1/23/2026	USD	2,730	2,560
PETRONAS Capital, Ltd. 3.50% 4/21/2030[4]		5,490	5,020
PETRONAS Capital, Ltd. 4.55% 4/21/2050[4]		5,775	4,909
Philippines (Republic of) 1.648% 6/10/2031		18,830	14,746
Philippines (Republic of) 2.65% 12/10/2045		18,235	11,846
Spain (Kingdom of) 1.25% 10/31/2030	EUR	20,861	20,015
United Kingdom 0.125% 8/10/2041[1]	GBP	10,862	11,458
United Mexican States, Series M20, 10.00% 12/5/2024	MXN	110,000	6,277
United Mexican States, Series M, 5.75% 3/5/2026		521,500	27,574
United Mexican States, Series M, 7.50% 6/3/2027		110,000	5,961
United Mexican States, Series M, 8.00% 11/7/2047		418,544	21,020
			202,222

Asset-backed obligations 1.35%
Allegro CLO, Ltd., Series 2016-1A, Class AR2, (3-month USD CME Term SOFR + 1.212%) 6.605% 1/15/2030[4,6,7]	USD	1,677	1,675
Allegro CLO, Ltd., Series 2017-1A, Class AR, (3-month USD CME Term SOFR + 1.212%) 6.605% 10/16/2030[4,6,7]		1,945	1,941
Ares CLO, Ltd., Series 2017-42A, Class AR, (3-month USD CME Term SOFR + 1.182%) 6.597% 1/22/2028[4,6,7]		1,546	1,545
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD CME Term SOFR + 1.262%) 6.629% 11/20/2030[4,6,7]		3,889	3,888
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class A, 2.56% 9/17/2031[4,6]		296	293
Cent CLO, Ltd., Series 2014-21A, Class AR, (3-month USD CME Term SOFR + 1.231%) 6.619% 7/27/2030[4,6,7]		3,589	3,587
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[4,6]		4,673	4,281
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[4,6]		749	635
Dryden Senior Loan Fund, CLO, Series 2017-47A, Class A1R, (3-month USD CME Term SOFR + 1.242%) 6.635% 4/15/2028[4,6,7]		4,255	4,255
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 10/19/2037[4,6]		6,469	5,921
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 10/17/2040[4,6]		19,696	17,803
Global SC Finance V SRL, Series 2020-1A, Class B, 3.55% 10/17/2040[4,6]		2,702	2,461
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/2040[4,6]		16,323	14,696
GoldenTree Loan Opportunities XI, Ltd., CLO, Series 2015-11A, Class AR2, (3-month USD CME Term SOFR + 1.332%) 6.727% 1/18/2031[4,6,7]		2,926	2,926
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 9.44% 6/25/2025[4,6,8]		17,780	17,780
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[4,6]		5,490	5,252
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 12/26/2025[4,6]		779	745
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[4,6]		8,811	7,826
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[4,6]		5,925	5,257
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[4,6]		826	730
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD CME Term SOFR + 1.262%) 6.674% 7/21/2030[4,6,7]		6,869	6,858
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD CME Term SOFR + 1.412%) 6.805% 4/15/2029[4,6,7]		1,459	1,458
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[4,6]		5,582	4,770
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[4,6]		7,637	6,784
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD CME Term SOFR + 1.232%) 6.61% 7/25/2030[4,6,7]		2,046	2,041
OCP CLO, Ltd., Series 2018-15A, Class A1, (3-month USD CME Term SOFR + 1.362%) 6.777% 7/20/2031[4,6,7]		3,366	3,365
Palmer Square Loan Funding, CLO, Series 2020-4, Class A1, (3-month USD CME Term SOFR + 1.262%) 6.641% 11/25/2028[4,6,7]		3,570	3,575

American Funds Inflation Linked Bond Fund	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD CME Term SOFR + 1.162%) 6.577% 4/20/2029[4,6,7]	USD	2,587	$2,585
Race Point CLO, Ltd., Series 2015-9A, Class A1A2, (3-month USD CME Term SOFR + 1.202%) 6.595% 10/15/2030[4,6,7]		5,263	5,253
Research-Driven Pagaya Motor Asset Trust I, Series 2022-3, Class A, 5.38% 11/25/2030[4,6]		7,338	7,255
Sound Point CLO, Ltd., Series 2015-1RA, Class AR, (3-month USD CME Term SOFR + 1.342%) 6.735% 4/15/2030[4,6,7]		2,194	2,190
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/2075[4,6]		12,498	11,534
TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 9/20/2045[4,6]		6,952	6,186
Textainer Marine Containers, Ltd., Series 2020-2A, Class B, 3.34% 9/20/2045[4,6]		5,149	4,618
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/2045[4,6]		2,529	2,196
Triton Container Finance VIII, LLC, Series 2020-1, Class B, 3.74% 9/20/2045[4,6]		4,535	4,031
			178,196

Municipals 0.76%
California 0.18%
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 0.883% 5/15/2025		7,500	7,050
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 1.316% 5/15/2027		9,200	8,171
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 1.614% 5/15/2030		10,100	8,250
			23,471

Florida 0.24%
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 1.258% 7/1/2025		18,085	16,999
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 2.154% 7/1/2030		17,885	14,759
			31,758

Illinois 0.04%
Metropolitan Pier and Exposition Auth., McCormick Place Expansion Project Rev. Ref. Bonds, Series 2020-C, 3.955% 12/15/2026		5,000	4,763

Michigan 0.05%
Building Auth., Rev. Ref. Bonds (Facs. Program), Series 2020-II, 2.705% 10/15/2040		9,715	6,991

Ohio 0.15%
Cleveland-Cuyahoga Port Auth., Federal Lease Rev. Bonds (VA Cleveland Health Care Center Project), Series 2021, 4.425% 5/1/2031		24,075	20,439

Wisconsin 0.10%
Public Fin. Auth., Federal Lease Rev. Bonds (Fort Sam Acquisition Fncg.), Series 2022, 4.95% 3/1/2034		14,600	13,300

Total municipals			100,722

Mortgage-backed obligations 0.22%
Collateralized mortgage-backed obligations (privately originated) 0.22%
Arroyo Mortgage Trust, Series 2022-1, Class A1A, 2.495% 12/25/2056 (3.495% on 2/25/2026)[4,5,6]		2,903	2,649
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (3-month USD CME Term SOFR + 0.965%) 6.307% 11/25/2055[4,6,7]		12,120	12,057
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 10/25/2056[4,6,7]		238	236
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 10/25/2060[4,6]		16,108	14,071

Total mortgage-backed obligations			29,013

Total bonds, notes & other debt instruments (cost: $14,764,168,000)			12,910,971

8	American Funds Inflation Linked Bond Fund

Short-term securities 1.93%	Shares	Value (000)
Money market investments 1.93%
Capital Group Central Cash Fund 5.46%[9,10]	2,534,963	$253,496

Total short-term securities (cost: $253,496,000)		253,496

Options purchased (equity style) 0.24%
Options purchased (equity style)*		32,427

Total options purchased (equity style) (cost: $24,738,000)		32,427

Total investment securities 100.17% (cost: $15,042,402,000)		13,196,894
Total options written (0.26)%†		(34,710)
Other assets less liabilities 0.09%		11,974

Net assets 100.00%		$13,174,158

*Options purchased (equity style)

Options on futures

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 11/30/2023 (000)
Call
3 Month SOFR Futures Option	22,856	USD2,285	USD96.00	6/14/2024	$32,427

†Options written (equity style)

Options on futures

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 11/30/2023 (000)
Call
3 Month SOFR Futures Option	22,854	USD(2,285)	USD96.00	6/14/2024	$(34,710)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 11/30/2023 (000)
30 Day Federal Funds Futures	Short	13,537	12/1/2023	USD	(5,340,210)	$(3,615)
30 Day Federal Funds Futures	Short	25,824	2/1/2024		(10,186,769)	(7,173)
3 Month SOFR Futures	Long	11,305	12/20/2023		2,674,975	(134,438)
3 Month SOFR Futures	Short	2,126	3/20/2024		(502,919)	24,726
3 Month SOFR Futures	Long	8,713	9/18/2024		2,072,169	(4,175)
3 Month SOFR Futures	Short	4,679	3/19/2025		(1,120,562)	33,172
2 Year U.S. Treasury Note Futures	Long	30,992	4/3/2024		6,336,654	18,312
5 Year Euro-Bobl Futures	Short	2,138	12/11/2023		(273,447)	(423)
5 Year U.S. Treasury Note Futures	Long	25,045	4/3/2024		2,676,097	14,291
10 Year Euro-Bund Futures	Short	612	12/11/2023		(88,127)	(2,919)
10 Year Italy Government Bond Futures	Short	2,373	12/11/2023		(296,969)	(6,073)
10 Year Japanese Government Bond Futures	Short	1,229	12/20/2023		(1,214,079)	(3,330)
10 Year U.S. Treasury Note Futures	Long	8,579	3/28/2024		941,948	4,044
10 Year Ultra U.S. Treasury Note Futures	Short	10,337	3/28/2024		(1,173,411)	(8,228)
20 Year U.S. Treasury Bond Futures	Long	3,191	3/28/2024		371,552	3,190

American Funds Inflation Linked Bond Fund	9

Futures contracts (continued)

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 11/30/2023 (000)
30 Year Euro-Buxl Futures	Long	61	12/11/2023	USD	8,639	$(196)
30 Year Ultra U.S. Treasury Bond Futures	Short	6,006	3/28/2024		(738,738)	(8,415)
						$(81,250)

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 11/30/2023 (000)
EUR	34,332	USD	36,373	UBS AG	12/6/2023	$1,006
JPY	9,151,100	USD	61,444	HSBC Bank	12/6/2023	336
USD	15,979	GBP	13,172	Goldman Sachs	12/6/2023	(651)
USD	20,458	GBP	16,828	UBS AG	12/6/2023	(786)
USD	24,195	MXN	447,913	Goldman Sachs	12/6/2023	(1,569)
EUR	24,533	MXN	460,000	Morgan Stanley	12/8/2023	262
USD	138,636	EUR	129,139	Morgan Stanley	12/11/2023	(1,998)
JPY	19,026,320	USD	126,786	Morgan Stanley	12/13/2023	1,818
USD	129,338	JPY	19,026,320	Morgan Stanley	12/13/2023	735
USD	90,490	MXN	1,595,241	Goldman Sachs	12/18/2023	(1,086)
NOK	2,628,795	USD	242,638	Goldman Sachs	12/20/2023	475
NZD	175	USD	105	UBS AG	12/20/2023	3
USD	9,499	SEK	100,000	Barclays Bank PLC	12/20/2023	(31)
JPY	3,698,480	USD	24,816	HSBC Bank	12/21/2023	218
JPY	1,992,700	EUR	12,294	Citibank	12/21/2023	93
USD	25,277	KRW	32,489,550	Citibank	1/12/2024	227
COP	18,622,481	USD	4,639	Morgan Stanley	1/12/2024	(47)
COP	24,685,614	USD	6,175	Citibank	1/12/2024	(87)
CLP	27,879,900	USD	31,993	Morgan Stanley	1/12/2024	(127)
						$(1,209)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	11/30/2023 (000)	(received) (000)	at 11/30/2023 (000)
0.207%	Annual	U.S. EFFR	Annual	2/26/2024	USD2,517,000	$(30,900)	$—	$(30,900)
U.S. EFFR	Annual	0.11%	Annual	5/18/2024	978,900	23,661	—	23,661
U.S. Urban CPI	At maturity	3.3775%	At maturity	8/5/2024	97,700	(241)	—	(241)
U.S. Urban CPI	At maturity	3.04%	At maturity	9/6/2024	98,643	(442)	—	(442)
U.S. Urban CPI	At maturity	3.05%	At maturity	9/6/2024	293,000	(1,370)	—	(1,370)
U.S. Urban CPI	At maturity	3.02%	At maturity	9/7/2024	48,833	(197)	—	(197)
U.S. Urban CPI	At maturity	3.03%	At maturity	9/7/2024	488,333	(2,070)	—	(2,070)
U.S. Urban CPI	At maturity	2.9975%	At maturity	9/8/2024	244,167	(869)	—	(869)
U.S. Urban CPI	At maturity	2.91%	At maturity	9/9/2024	244,167	(437)	—	(437)
U.S. Urban CPI	At maturity	2.8471%	At maturity	9/12/2024	564,357	(245)	—	(245)
U.S. Urban CPI	At maturity	2.73%	At maturity	9/29/2024	564,721	1,419	—	1,419
U.S. Urban CPI	At maturity	3.127%	At maturity	10/1/2024	976,700	(5,116)	—	(5,116)
U.S. EFFR	Annual	0.126%	Annual	6/25/2025	148,300	10,242	—	10,242
U.S. EFFR	Annual	0.1275%	Annual	6/25/2025	148,300	10,239	—	10,239
U.S. EFFR	Annual	0.106%	Annual	6/30/2025	165,539	11,556	—	11,556

10	American Funds Inflation Linked Bond Fund

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	11/30/2023 (000)	(received) (000)	at 11/30/2023 (000)
SOFR	Annual	3.916%	Annual	7/11/2025	USD259,600	$3,386	$—	$3,386
4.912%	Annual	SOFR	Annual	8/24/2025	600,000	2,124	—	2,124
4.8189%	Annual	SOFR	Annual	8/25/2025	600,000	1,210	—	1,210
4.8195%	Annual	SOFR	Annual	9/1/2025	499,900	1,131	—	1,131
(0.445)%	Annual	6-month EURIBOR	Semi-annual	12/3/2025	EUR344,500	(27,014)	—	(27,014)
(0.452)%	Annual	6-month EURIBOR	Semi-annual	12/3/2025	344,500	(27,064)	—	(27,064)
4.265%	Annual	SOFR	Annual	2/16/2026	USD121,528	(511)	—	(511)
4.27%	Annual	SOFR	Annual	2/16/2026	244,880	(1,005)	—	(1,005)
4.3005%	Annual	SOFR	Annual	2/17/2026	50,589	(176)	—	(176)
4.288%	Annual	SOFR	Annual	2/17/2026	51,392	(192)	—	(192)
4.3035%	Annual	SOFR	Annual	2/17/2026	72,950	(249)	—	(249)
4.2675%	Annual	SOFR	Annual	2/17/2026	70,420	(293)	—	(293)
4.2515%	Annual	SOFR	Annual	2/17/2026	72,242	(325)	—	(325)
TONAR	Annual	(0.01246731)%	Annual	10/1/2026	JPY3,447,100	211	(7)	218
SOFR	Annual	3.232%	Annual	3/30/2027	USD110,600	3,232	—	3,232
U.S. Urban CPI	At maturity	2.87%	At maturity	7/27/2027	1,000	(3)	—	(3)
2.5895%	Annual	SOFR	Annual	7/27/2027	1,000	(52)	—	(52)
U.S. EFFR	Annual	2.045%	Annual	11/2/2027	33,700	2,426	—	2,426
3.45%	Annual	SOFR	Annual	2/1/2028	192,300	(4,573)	—	(4,573)
3.47%	Annual	SOFR	Annual	2/2/2028	50,700	(1,167)	—	(1,167)
3.16%	Annual	SOFR	Annual	6/20/2028	78,500	(2,874)	—	(2,874)
28-day MXN-TIIE	28-day	6.95%	28-day	3/22/2030	MXN775,250	3,999	—	3,999
3.18%	Annual	SOFR	Annual	4/17/2030	USD66,800	(2,996)	—	(2,996)
3.275%	Annual	SOFR	Annual	4/18/2030	66,800	(2,644)	—	(2,644)
3.353%	Annual	SOFR	Annual	4/19/2030	66,800	(2,354)	—	(2,354)
3.342%	Annual	SOFR	Annual	4/19/2030	66,800	(2,395)	—	(2,395)
3.344%	Annual	SOFR	Annual	4/20/2030	66,800	(2,391)	—	(2,391)
3.128%	Annual	SOFR	Annual	4/28/2030	66,700	(3,198)	—	(3,198)
3.285%	Annual	SOFR	Annual	5/1/2030	66,700	(2,614)	—	(2,614)
3.259%	Annual	SOFR	Annual	5/1/2030	66,800	(2,715)	—	(2,715)
3.186%	Annual	SOFR	Annual	5/9/2030	66,800	(2,995)	—	(2,995)
3.215%	Annual	SOFR	Annual	5/10/2030	66,700	(2,883)	—	(2,883)
3.29%	Annual	SOFR	Annual	5/19/2030	80,000	(3,132)	—	(3,132)
U.S. EFFR	Annual	0.666%	Annual	11/19/2030	118,200	23,204	—	23,204
SOFR	Annual	3.055%	Annual	4/6/2031	54,100	3,137	—	3,137
SOFR	Annual	3.2903%	Annual	1/12/2033	235,000	12,227	—	12,227
SOFR	Annual	3.4815%	Annual	2/17/2033	284,000	10,794	—	10,794
SOFR	Annual	3.501%	Annual	2/17/2033	284,000	10,371	—	10,371
3.2545%	Annual	SOFR	Annual	5/18/2033	346,000	(19,664)	—	(19,664)
SOFR	Annual	3.10%	Annual	6/20/2033	42,300	2,941	—	2,941
SOFR	Annual	4.061%	Annual	8/24/2033	140,000	(869)	—	(869)
SOFR	Annual	3.9519%	Annual	8/25/2033	140,000	353	—	353
SOFR	Annual	3.8275%	Annual	9/1/2033	114,700	1,434	—	1,434
SOFR	Annual	3.175%	Annual	2/1/2038	106,900	6,120	—	6,120
SOFR	Annual	2.99%	Annual	2/2/2038	32,000	2,244	—	2,244
U.S. EFFR	Annual	0.6193%	Annual	4/6/2050	30,300	15,829	—	15,829
U.S. EFFR	Annual	0.60602%	Annual	4/6/2050	13,870	7,276	—	7,276
U.S. EFFR	Annual	0.616917%	Annual	4/6/2050	12,500	6,535	—	6,535
6-month EURIBOR	Semi-annual	0.0897%	Annual	6/4/2050	EUR22,000	12,000	—	12,000
2.92%	Annual	SOFR	Annual	10/19/2050	USD20,500	(3,269)	—	(3,269)
6-month EURIBOR	Semi-annual	0.0175%	Annual	12/3/2050	EUR51,650	29,189	—	29,189
6-month EURIBOR	Semi-annual	0.071%	Annual	1/14/2051	51,920	28,831	—	28,831
6-month EURIBOR	Semi-annual	0.068%	Annual	1/15/2051	56,080	31,175	—	31,175
0.702%	Annual	6-month EURIBOR	Semi-annual	3/3/2052	27,500	(11,937)	—	(11,937)
0.672%	Annual	6-month EURIBOR	Semi-annual	3/3/2052	27,500	(12,110)	—	(12,110)
0.649%	Annual	6-month EURIBOR	Semi-annual	3/3/2052	32,325	(14,391)	—	(14,391)
SOFR	Annual	3.01413%	Annual	1/12/2053	USD35,399	5,084	—	5,084
SOFR	Annual	3.02%	Annual	1/12/2053	35,400	5,048	—	5,048
SOFR	Annual	2.974%	Annual	4/17/2053	21,000	3,162	—	3,162

American Funds Inflation Linked Bond Fund	11

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	11/30/2023 (000)	(received) (000)	at 11/30/2023 (000)
SOFR	Annual	3.044%	Annual	4/18/2053	USD21,100	$2,921	$—	$2,921
SOFR	Annual	3.0875%	Annual	4/19/2053	21,100	2,762	—	2,762
SOFR	Annual	3.1035%	Annual	4/19/2053	21,200	2,717	—	2,717
SOFR	Annual	3.0895%	Annual	4/20/2053	21,100	2,755	—	2,755
SOFR	Annual	2.9405%	Annual	4/28/2053	21,200	3,315	—	3,315
SOFR	Annual	3.0535%	Annual	5/1/2053	42,300	5,786	—	5,786
SOFR	Annual	3.085%	Annual	5/9/2053	21,300	2,797	—	2,797
SOFR	Annual	3.1135%	Annual	5/10/2053	21,300	2,692	—	2,692
SOFR	Annual	3.1605%	Annual	5/19/2053	25,500	3,015	—	3,015
						$120,608	$(7)	$120,615

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 11/30/2023 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 11/30/2023 (000)
CDX.NA.IG.41	1.00%	Quarterly	12/20/2028	USD3,690,512	$(62,359)	$(51,276)	$(11,083)

Investments in affiliates10

	Value at 12/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 11/30/2023 (000)	Dividend or interest income (000)
Short-term securities 1.93%
Money market investments 1.93%
Capital Group Central Cash Fund 5.46%[9]	$199,432	$2,360,213	$2,306,131	$1	$(19)	$253,496	$8,459

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $238,575,000, which represented 1.81% of the net assets of the fund.
[3]	Amount less than one thousand.
[4]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $329,632,000, which represented 2.50% of the net assets of the fund.
[5]	Step bond; coupon rate may change at a later date.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[8]	Value determined using significant unobservable inputs.
[9]	Rate represents the seven-day yield at 11/30/2023.
[10]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

12	American Funds Inflation Linked Bond Fund

Key to abbreviation(s)

Auth. = Authority

CLO = Collateralized Loan Obligations

CLP = Chilean pesos

CME = CME Group

COP = Colombian pesos

CPI = Consumer Price Index

EFFR = Effective Federal Funds Rate

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

Facs. = Facilities

Fin. = Finance

Fncg. = Financing

GBP = British pounds

JPY = Japanese yen

KRW = South Korean won

MXN = Mexican pesos

NOK = Norwegian kroner

NZD = New Zealand dollars

Ref. = Refunding

Rev. = Revenue

SEK = Swedish kronor

SOFR = Secured Overnight Financing Rate

TIIE = Equilibrium Interbank Interest Rate

TONAR = Tokyo Overnight Average Rate

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Inflation Linked Bond Fund	13

Financial statements

Statement of assets and liabilities
at November 30, 2023	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $14,788,906)	$12,943,398
Affiliated issuers (cost: $253,496)	253,496	$13,196,894
Cash		9,590
Cash collateral pledged for swap contracts		821
Cash denominated in currencies other than U.S. dollars (cost: $663)		663
Unrealized appreciation on open forward currency contracts		5,173
Receivables for:
Sales of fund’s shares	4,780
Dividends and interest	29,347
Closed forward currency contracts	3,259
Variation margin on futures contracts	19,949
Variation margin on centrally cleared swap contracts	18,405
Other	25	75,765
		13,288,906
Liabilities:
Unrealized depreciation on open forward currency contracts		6,382
Written options, at value (premium received: $25,244)		34,710
Payables for:
Purchases of investments	436
Repurchases of fund’s shares	17,614
Investment advisory services	2,697
Services provided by related parties	757
Trustees’ deferred compensation	95
Closed forward currency contracts	1,206
Variation margin on futures contracts	36,060
Variation margin on centrally cleared swap contracts	14,770
Other	21	73,656
Net assets at November 30, 2023		$13,174,158

Net assets consist of:
Capital paid in on shares of beneficial interest		$15,067,357
Total accumulated loss		(1,893,199)
Net assets at November 30, 2023		$13,174,158

Refer to the notes to financial statements.

14	American Funds Inflation Linked Bond Fund

Financial statements (continued)

Statement of assets and liabilities
at November 30, 2023 (continued)

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,455,567 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$1,370,629	152,649	$8.98
Class C	47,366	5,354	8.85
Class T	9	1	9.02
Class F-1	57,059	6,344	8.99
Class F-2	717,932	79,355	9.05
Class F-3	490,295	54,290	9.03
Class 529-A	51,221	5,701	8.98
Class 529-C	1,806	202	8.93
Class 529-E	2,360	265	8.91
Class 529-T	11	1	9.01
Class 529-F-1	12	1	9.03
Class 529-F-2	9,009	1,001	9.00
Class 529-F-3	9	1	8.99
Class R-1	4,080	462	8.83
Class R-2	17,490	1,992	8.78
Class R-2E	2,649	296	8.94
Class R-3	22,485	2,531	8.89
Class R-4	46,223	5,149	8.98
Class R-5E	24,142	2,681	9.00
Class R-5	7,930	876	9.05
Class R-6	10,301,441	1,136,415	9.06

Refer to the notes to financial statements.

American Funds Inflation Linked Bond Fund	15

Financial statements (continued)

Statement of operations
for the year ended November 30, 2023	(dollars in thousands)

Investment income:
Income:
Interest from unaffiliated issuers	$554,408
Dividends from affiliated issuers	8,459	$562,867
Fees and expenses*:
Investment advisory services	34,075
Distribution services	6,629
Transfer agent services	3,211
Administrative services	4,057
529 plan services	47
Reports to shareholders	220
Registration statement and prospectus	583
Trustees’ compensation	65
Auditing and legal	81
Custodian	172
Other	38	49,178
Net investment income		513,689

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments:
Unaffiliated issuers	(104,072)
Affiliated issuers	1
Futures contracts	53,305
Forward currency contracts	(29,359)
Swap contracts	(305,928)
Currency transactions	(182)	(386,235)
Net unrealized (depreciation) appreciation on:
Investments:
Unaffiliated issuers	(465,748)
Affiliated issuers	(19)
Options written	(9,466)
Futures contracts	(192,727)
Forward currency contracts	(7,190)
Swap contracts	323,258
Currency translations	(38)	(351,930)
Net realized loss and unrealized depreciation		(738,165)

Net decrease in net assets resulting from operations		$(224,476)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Refer to the notes to financial statements.

16	American Funds Inflation Linked Bond Fund

Financial statements (continued)

Statements of changes in net assets

(dollars in thousands)

	Year ended November 30,
	2023	2022
Operations:
Net investment income	$513,689	$902,780
Net realized loss	(386,235)	(92,314)
Net unrealized depreciation	(351,930)	(2,390,625)
Net decrease in net assets resulting from operations	(224,476)	(1,580,159)

Distributions paid to shareholders	(837,220)	(460,382)

Net capital share transactions	398,298	2,640,924

Total (decrease) increase in net assets	(663,398)	600,383

Net assets:
Beginning of year	13,837,556	13,237,173
End of year	$13,174,158	$13,837,556

Refer to the notes to financial statements.

American Funds Inflation Linked Bond Fund	17

Notes to financial statements

1. Organization

American Funds Inflation Linked Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide inflation protection and income consistent with investment in inflation linked securities.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 2.50%	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C*	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class C, T, 529-C and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

18	American Funds Inflation Linked Bond Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures of the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor. Swaps are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, and terms of the contract.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets

American Funds Inflation Linked Bond Fund	19

outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of November 30, 2023 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$11,893,541	$—	$11,893,541
Corporate bonds, notes & loans	—	507,277	—	507,277
Bonds & notes of governments & government agencies outside the U.S.	—	202,222	—	202,222
Asset-backed obligations	—	160,416	17,780	178,196
Municipals	—	100,722	—	100,722
Mortgage-backed obligations	—	29,013	—	29,013
Short-term securities	253,496	—	—	253,496
Options purchased on futures (equity style)	32,427	—	—	32,427
Total	$285,923	$12,893,191	$17,780	$13,196,894

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$97,735	$—	$—	$97,735
Unrealized appreciation on open forward currency contracts	—	5,173	—	5,173
Unrealized appreciation on centrally cleared interest rate swaps	—	320,557	—	320,557
Liabilities:
Unrealized depreciation on options written on futures	(9,466)	—	—	(9,466)
Unrealized depreciation on futures contracts	(178,985)	—	—	(178,985)
Unrealized depreciation on open forward currency contracts	—	(6,382)	—	(6,382)
Unrealized depreciation on centrally cleared interest rate swaps	—	(199,942)	—	(199,942)
Unrealized depreciation on centrally cleared credit default swaps	—	(11,083)	—	(11,083)
Total	$(90,716)	$108,323	$—	$17,607

*	Options written, futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

20	American Funds Inflation Linked Bond Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities which may be prepaid at any time, such as mortgage-or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce the fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.

American Funds Inflation Linked Bond Fund	21

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause the fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

22	American Funds Inflation Linked Bond Fund

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Option contracts — The fund has entered into option contracts, which give the holder of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the instrument underlying the option) at a specified exercise price. The writer of an option on a security has the obligation, upon exercise of the option, to cash settle or deliver the underlying currency or instrument upon payment of the exercise price (in the case of a call) or to cash settle or take delivery of the underlying currency or instrument and pay the exercise price (in the case of a put).

By purchasing a put option, the fund obtains the right (but not the obligation) to sell the currency or instrument underlying the option (or to deliver the cash value of the instrument underlying the option) at a specified exercise price. In return for this right, the fund pays the current market price, or the option premium, for the option. The fund may terminate its position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire amount of the premium paid. If the option is exercised, the fund completes the sale of the underlying instrument (or cash settles) at the exercise price. The fund may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying currency or instrument (or cash settle) at the specified exercise price. The buyer of a call option typically attempts to participate in potential price increases of the underlying currency or instrument with risk limited to the cost of the option if the price of the underlying currency or instrument falls. At the same time, the call option buyer can expect to suffer a loss if the price of the underlying currency or instrument does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option purchaser. In return for receipt of the option premium, the writer assumes the obligation to pay or receive the exercise price for the option’s underlying currency or instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by entering into opposing close-out transactions in advance of the option expiration date. If the market for the relevant put option is not liquid, however, the writer must be prepared to pay the exercise price while the option is outstanding, regardless of price changes. Writing a call option obligates the writer to, upon exercise of the option, deliver the option’s underlying currency or instrument in return for the exercise price or to make a net cash settlement payment, as applicable. The characteristics of writing call options are similar to those of writing put options, except that writing call options is generally a profitable strategy if prices remain the same or fall. The potential gain for the option seller in such a transaction would be capped at the premium received.

Option contracts can be either equity style (premium is paid in full when the option is opened) or futures style (premium moves as part of variation margin over the life of the option, and is paid in full when the option is closed). For equity style options, premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities from unaffiliated issuers in the fund’s statement of asset and liabilities, and premiums received on options written, as well as the daily fluctuation in market value, are included in options written at value in the fund’s statement of assets and liabilities. For futures style options, on a daily basis for both purchased and written options, the fund pays or receives variation margin based on the premium paid and the daily fluctuation in market value, and records variation margin in the statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. For purchased options, the net realized gains or losses and net unrealized appreciation or depreciation from equity style options are recorded in investments in unaffiliated issuers in the fund’s statement of operations, and from futures style options are recorded in options purchased (futures style) in the fund’s statement of operations. For written options, the net realized gains or losses and net unrealized appreciation or depreciation are recorded in options written in the fund’s statement of operations.

The fund has entered into the following types of option contracts:

Options on futures — The fund has entered into options on futures contracts to seek to manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract from or to the writer of the option, at a specified price on or before the specified expiration date. The average month-end notional amount of options on futures while held was $43,414,000.

American Funds Inflation Linked Bond Fund	23

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $29,275,662,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $1,126,806,000.

Swap contracts — The fund has entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the fund’s statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the fund’s statement of operations.

24	American Funds Inflation Linked Bond Fund

Swap agreements can take different forms. The fund has entered into the following types of swap agreements:

Interest rate swaps — The fund has entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark, or on an inflation index such as the U.S. Consumer Price Index (which is a measure that examines the weighted average of prices of a basket of consumer goods and services and measures changes in the purchasing power of the U.S. dollar and the rate of inflation). In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The average month-end notional amount of interest rate swaps while held was $16,340,990,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSI”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The fund may enter into a CDSI transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction. The average month-end notional amount of credit default swaps while held was $5,018,650,000.

American Funds Inflation Linked Bond Fund	25

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of option contracts, futures contracts, forward currency contracts, interest rate swaps and credit default swaps as of, or for the year ended, November 30, 2023 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased (equity)	Interest	Investment securities from unaffiliated issuers	$32,427	Investment securities from unaffiliated issuers	$—
Options written (equity)	Interest	Written options, at value	—	Written options, at value	34,710
Futures	Interest	Unrealized appreciation*	97,735	Unrealized depreciation*	178,985
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	5,173	Unrealized depreciation on open forward currency contracts	6,382
Forward currency	Currency	Receivables for closed forward currency contracts	3,259	Payables for closed forward currency contracts	1,206
Swap (centrally cleared)	Interest	Unrealized appreciation*	320,557	Unrealized depreciation*	199,942
Swap (centrally cleared)	Credit	Unrealized appreciation*	—	Unrealized depreciation*	11,083
			$459,151		$432,308

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Interest	Net realized loss on investments in unaffiliated issuers	$—	Net unrealized appreciation on investments in unaffiliated issuers	$7,689
Options written	Interest	Net realized gain on options written	—	Net unrealized depreciation on options written	(9,466)
Futures	Interest	Net realized gain on futures contracts	53,305	Net unrealized depreciation on futures contracts	(192,727)
Forward currency	Currency	Net realized loss on forward currency contracts	(29,359)	Net unrealized depreciation on forward currency contracts	(7,190)
Swap	Interest	Net realized loss on swap contracts	(200,970)	Net unrealized appreciation on swap contracts	293,882
Swap	Credit	Net realized loss on swap contracts	(104,958)	Net unrealized appreciation on swap contracts	29,376
			$(281,982)		$121,564

*	Includes cumulative appreciation/depreciation on options written, futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of option contracts, futures contracts, forward currency contracts, interest rate swaps, credit default swaps and future delivery contracts. For options on futures, futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps, the fund pledges collateral for initial and variation margin by contract. For forward currency contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by counterparty. For future delivery contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

26	American Funds Inflation Linked Bond Fund

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of November 30, 2023, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Citibank	$443	$(443)	$—	$—	$—
Goldman Sachs	475	(475)	—	—	—
HSBC Bank	554	—	—	(554)	—
Morgan Stanley	5,951	(2,172)	—	(2,713)	1,066
UBS AG	1,009	(787)	(222)	—	—
Total	$8,432	$(3,877)	$(222)	$(3,267)	$1,066
Liabilities:
Barclays Bank PLC	$31	$—	$—	$—	$31
Citibank	1,293	(443)	988	—	1,838
Goldman Sachs	3,306	(475)	469	—	3,300
Morgan Stanley	2,172	(2,172)	—	—	—
UBS AG	786	(787)	—	—	—
Total	$7,588	$(3,877)	$1,457	$—	$5,169

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended November 30, 2023, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The fund generally records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

American Funds Inflation Linked Bond Fund	27

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; net capital losses; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended November 30, 2023, the fund reclassified $6,504,000 from total accumulated loss to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of November 30, 2023, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$158,737
Late year ordinary loss deferral[1]	(28,943)
Capital loss carryforward[2]	(265,399)
Gross unrealized appreciation on investments	533,205
Gross unrealized depreciation on investments	(2,290,729)
Net unrealized depreciation on investments	(1,757,524)
Cost of investments	14,998,062

[1]	This deferral is considered incurred in the subsequent year.
[2]	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended November 30,
Share class	2023	2022
Class A	$118,519	$74,029
Class C	4,034	3,054
Class T	1	—	[3]
Class F-1	6,585	8,436
Class F-2	72,768	58,663
Class F-3	52,000	36,467
Class 529-A	4,378	2,387
Class 529-C	146	79
Class 529-E	201	91
Class 529-T	1	—	[3]
Class 529-F-1	1	—	[3]
Class 529-F-2	666	322
Class 529-F-3	1	—	[3]
Class R-1	240	96
Class R-2	720	346
Class R-2E	147	70
Class R-3	1,546	859
Class R-4	3,233	2,229
Class R-5E	1,790	583
Class R-5	591	497
Class R-6	569,652	272,174
Total	$837,220	$460,382

[3]	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

28	American Funds Inflation Linked Bond Fund

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.252% on the first $15 billion of daily net assets and decreasing to 0.230% on such assets in excess of $15 billion. For the year ended November 30, 2023, the investment advisory services fees were $34,075,000, which were equivalent to an annualized rate of 0.252% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.50	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of November 30, 2023, unreimbursed expenses subject to reimbursement totaled $377,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

The quarterly fees are based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended November 30, 2023, the 529 plan services fees were $47,000, which were equivalent to 0.060% of the average daily net assets of each 529 share class.

American Funds Inflation Linked Bond Fund	29

For the year ended November 30, 2023, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$5,146	$1,740		$515		Not applicable
Class C	646	66		19		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	217	114		26		Not applicable
Class F-2	Not applicable	990		283		Not applicable
Class F-3	Not applicable	3		201		Not applicable
Class 529-A	142	60		19		$38
Class 529-C	24	2		1		1
Class 529-E	15	1		1		2
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	3		3		6
Class 529-F-3	Not applicable	—		—	*	—	*
Class R-1	45	5		1		Not applicable
Class R-2	117	48		5		Not applicable
Class R-2E	18	6		1		Not applicable
Class R-3	132	40		8		Not applicable
Class R-4	127	52		15		Not applicable
Class R-5E	Not applicable	41		8		Not applicable
Class R-5	Not applicable	5		3		Not applicable
Class R-6	Not applicable	35		2,948		Not applicable
Total class-specific expenses	$6,629	$3,211		$4,057		$47

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $65,000 in the fund’s statement of operations reflects $60,000 in current fees (either paid in cash or deferred) and a net increase of $5,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund may purchase investment securities from, or sell investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended November 30, 2023, the fund did not engage in any such purchase or sale transactions with any related funds.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended November 30, 2023.

30	American Funds Inflation Linked Bond Fund

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions			Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2023

Class A	$108,675	11,868	$117,860	12,938		$(807,689)	(88,491)	$(581,154)	(63,685)
Class C	4,191	462	4,024	446		(38,247)	(4,242)	(30,032)	(3,334)
Class T	—	—	—	—		—	—	—	—
Class F-1	5,406	587	6,552	718		(66,747)	(7,318)	(54,789)	(6,013)
Class F-2	255,252	27,650	72,134	7,883		(774,260)	(84,027)	(446,874)	(48,494)
Class F-3	117,856	12,829	50,775	5,567		(484,862)	(52,849)	(316,231)	(34,453)
Class 529-A	6,819	745	4,377	480		(30,997)	(3,399)	(19,801)	(2,174)
Class 529-C	640	70	146	16		(1,871)	(205)	(1,085)	(119)
Class 529-E	496	55	200	22		(1,683)	(186)	(987)	(109)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	—	—	1	—	†	—	—	1	— †
Class 529-F-2	2,194	240	666	73		(3,937)	(432)	(1,077)	(119)
Class 529-F-3	—	—	1	—	†	—	—	1	— †
Class R-1	1,198	133	240	27		(1,593)	(179)	(155)	(19)
Class R-2	10,901	1,212	720	81		(6,424)	(721)	5,197	572
Class R-2E	933	102	147	16		(926)	(104)	154	14
Class R-3	8,462	935	1,541	171		(13,218)	(1,476)	(3,215)	(370)
Class R-4	10,120	1,107	3,233	355		(18,699)	(2,054)	(5,346)	(592)
Class R-5E	7,070	772	1,790	197		(11,681)	(1,290)	(2,821)	(321)
Class R-5	1,782	194	591	65		(3,471)	(378)	(1,098)	(119)
Class R-6	1,859,454	202,290	569,653	62,189		(571,498)	(62,493)	1,857,609	201,986
Total net increase (decrease)	$2,401,449	261,251	$834,652	91,244		$(2,837,803)	(309,844)	$398,298	42,651

Refer to the end of the table for footnotes.

American Funds Inflation Linked Bond Fund	31

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount		Shares

Year ended November 30, 2022

Class A	$995,574	93,872	$73,729		6,802		$(785,337)	(77,020)	$283,966		23,654
Class C	43,595	4,133	3,043		283		(46,523)	(4,592)	115		(176)
Class T	—	—	—		—		—	—	—		—
Class F-1	40,367	3,770	8,412		776		(162,120)	(15,415)	(113,341)		(10,869)
Class F-2	789,717	74,563	58,343		5,358		(1,017,275)	(98,793)	(169,215)		(18,872)
Class F-3	478,217	45,250	35,642		3,282		(492,434)	(48,015)	21,425		517
Class 529-A	38,301	3,651	2,387		220		(25,045)	(2,430)	15,643		1,441
Class 529-C	2,648	253	78		7		(1,938)	(189)	788		71
Class 529-E	2,204	209	91		8		(1,037)	(101)	1,258		116
Class 529-T	—	—	—	†	—	†	—	—	—	†	— †
Class 529-F-1	—	—	—	†	—	†	—	—	—	†	— †
Class 529-F-2	6,223	596	322		30		(2,724)	(265)	3,821		361
Class 529-F-3	—	—	—	†	—	†	—	—	—	†	— †
Class R-1	2,494	239	96		9		(1,122)	(112)	1,468		136
Class R-2	8,754	852	346		33		(6,006)	(599)	3,094		286
Class R-2E	2,478	236	70		6		(1,842)	(178)	706		64
Class R-3	15,466	1,507	855		80		(12,361)	(1,233)	3,960		354
Class R-4	31,084	2,986	2,229		206		(32,106)	(3,145)	1,207		47
Class R-5E	23,069	2,228	583		54		(8,101)	(794)	15,551		1,488
Class R-5	3,935	372	497		45		(6,736)	(651)	(2,304)		(234)
Class R-6	2,949,798	285,571	272,176		24,970		(649,192)	(62,133)	2,572,782		248,408
Total net increase (decrease)	$5,433,924	520,288	$458,899		42,169		$(3,251,899)	(315,665)	$2,640,924		246,792

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $105,080,000 and $170,736,000, respectively, during the year ended November 30, 2023.

11. Ownership concentration

At November 30, 2023, three shareholders held more than 10% of the fund’s outstanding shares. The three shareholders were American Funds 2025 Target Date Retirement Fund, American Funds 2030 Target Date Retirement Fund and American Funds 2035 Target Date Retirement Fund with aggregate ownership of the fund’s outstanding shares of 18%, 18% and 13%, respectively. CRMC is the investment adviser to the three target date retirement funds.

32	American Funds Inflation Linked Bond Fund

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
11/30/2023	$9.72	$.31	$(.49)	$(.18)	$(.56)	$—	$(.56)	$8.98	(1.92)%	$1,371		.69%		.69%		3.42%
11/30/2022	11.29	.65	(1.85)	(1.20)	(.37)	—	(.37)	9.72	(11.00)	2,103		.67		.67		6.33
11/30/2021	11.19	.40	.11	.51	(.22)	(.19)	(.41)	11.29	4.68	2,175		.68		.68		3.60
11/30/2020	9.89	.13	1.26	1.39	(.09)	—	(.09)	11.19	14.22	1,050		.70		.70		1.23
11/30/2019	9.54	.16	.44	.60	(.21)	(.04)	(.25)	9.89	6.43	656		.72		.72		1.61
Class C:
11/30/2023	9.57	.24	(.48)	(.24)	(.48)	—	(.48)	8.85	(2.63)	47		1.39		1.39		2.69
11/30/2022	11.15	.58	(1.83)	(1.25)	(.33)	—	(.33)	9.57	(11.56)	83		1.37		1.37		5.67
11/30/2021	11.08	.34	.08	.42	(.16)	(.19)	(.35)	11.15	3.92	99		1.37		1.37		3.09
11/30/2020	9.78	.05	1.26	1.31	(.01)	—	(.01)	11.08	13.44	18		1.40		1.40		.47
11/30/2019	9.42	.08	.45	.53	(.13)	(.04)	(.17)	9.78	5.67	11		1.44		1.44		.82
Class T:
11/30/2023	9.76	.35	(.49)	(.14)	(.60)	—	(.60)	9.02	(1.53)[5]	—	[6]	.32	[5]	.32	[5]	3.85	[5]
11/30/2022	11.32	.68	(1.86)	(1.18)	(.38)	—	(.38)	9.76	(10.74)[5]	—	[6]	.36	[5]	.36	[5]	6.53	[5]
11/30/2021	11.21	.41	.13	.54	(.24)	(.19)	(.43)	11.32	4.97 [5]	—	[6]	.40	[5]	.40	[5]	3.76	[5]
11/30/2020	9.90	.15	1.28	1.43	(.12)	—	(.12)	11.21	14.51 [5]	—	[6]	.41	[5]	.41	[5]	1.44	[5]
11/30/2019	9.55	.18	.44	.62	(.23)	(.04)	(.27)	9.90	6.81 [5]	—	[6]	.44	[5]	.44	[5]	1.90	[5]
Class F-1:
11/30/2023	9.72	.31	(.49)	(.18)	(.55)	—	(.55)	8.99	(1.84)	57		.67		.67		3.38
11/30/2022	11.28	.65	(1.85)	(1.20)	(.36)	—	(.36)	9.72	(10.96)	120		.68		.68		6.23
11/30/2021	11.21	.40	.09	.49	(.23)	(.19)	(.42)	11.28	4.54	262		.67		.67		3.67
11/30/2020	9.89	.18	1.23	1.41	(.09)	—	(.09)	11.21	14.26	134		.67		.67		1.67
11/30/2019	9.53	.16	.44	.60	(.20)	(.04)	(.24)	9.89	6.54	33		.72		.72		1.60
Class F-2:
11/30/2023	9.79	.34	(.49)	(.15)	(.59)	—	(.59)	9.05	(1.60)	718		.40		.40		3.70
11/30/2022	11.36	.69	(1.87)	(1.18)	(.39)	—	(.39)	9.79	(10.76)	1,252		.40		.40		6.61
11/30/2021	11.26	.44	.10	.54	(.25)	(.19)	(.44)	11.36	4.90	1,666		.40		.40		3.96
11/30/2020	9.94	.17	1.27	1.44	(.12)	—	(.12)	11.26	14.54	788		.41		.41		1.55
11/30/2019	9.59	.17	.46	.63	(.24)	(.04)	(.28)	9.94	6.81	426		.44		.44		1.75
Class F-3:
11/30/2023	9.78	.35	(.50)	(.15)	(.60)	—	(.60)	9.03	(1.56)	490		.29		.29		3.79
11/30/2022	11.34	.70	(1.87)	(1.17)	(.39)	—	(.39)	9.78	(10.62)	868		.30		.29		6.72
11/30/2021	11.24	.46	.08	.54	(.25)	(.19)	(.44)	11.34	4.98	1,000		.31		.31		4.13
11/30/2020	9.93	.17	1.27	1.44	(.13)	—	(.13)	11.24	14.69	356		.33		.32		1.64
11/30/2019	9.57	.20	.44	.64	(.24)	(.04)	(.28)	9.93	6.89	204		.36		.34		2.08
Class 529-A:
11/30/2023	9.73	.32	(.50)	(.18)	(.57)	—	(.57)	8.98	(1.86)	51		.67		.67		3.47
11/30/2022	11.29	.65	(1.85)	(1.20)	(.36)	—	(.36)	9.73	(10.93)	77		.65		.65		6.31
11/30/2021	11.19	.40	.10	.50	(.21)	(.19)	(.40)	11.29	4.63	73		.67		.67		3.60
11/30/2020	9.89	.13	1.26	1.39	(.09)	—	(.09)	11.19	14.10	42		.73		.73		1.20
11/30/2019	9.54	.16	.44	.60	(.21)	(.04)	(.25)	9.89	6.57	26		.72		.72		1.65

Refer to the end of the table for footnotes.

American Funds Inflation Linked Bond Fund	33

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
11/30/2023	$9.66	$.24	$(.49)	$(.25)	$(.48)	$—	$(.48)	$8.93	(2.60)%	$2		1.44%		1.44%		2.67%
11/30/2022	11.23	.57	(1.84)	(1.27)	(.30)	—	(.30)	9.66	(11.68)	3		1.42		1.42		5.61
11/30/2021	11.08	.32	.11	.43	(.09)	(.19)	(.28)	11.23	3.84	3		1.41		1.41		2.87
11/30/2020	9.79	.01	1.30	1.31	(.02)	—	(.02)	11.08	13.40	2		1.41		1.41		.14
11/30/2019	9.43	.09	.45	.54	(.14)	(.04)	(.18)	9.79	5.87	3		1.39		1.39		.93
Class 529-E:
11/30/2023	9.66	.29	(.50)	(.21)	(.54)	—	(.54)	8.91	(2.12)	2		.89		.89		3.25
11/30/2022	11.21	.62	(1.83)	(1.21)	(.34)	—	(.34)	9.66	(11.23)	4		.88		.88		6.02
11/30/2021	11.13	.36	.12	.48	(.21)	(.19)	(.40)	11.21	4.41	3		.89		.89		3.32
11/30/2020	9.84	.11	1.26	1.37	(.08)	—	(.08)	11.13	13.96	2		.91		.91		1.04
11/30/2019	9.49	.14	.43	.57	(.18)	(.04)	(.22)	9.84	6.29	1		.93		.93		1.44
Class 529-T:
11/30/2023	9.76	.34	(.50)	(.16)	(.59)	—	(.59)	9.01	(1.59)[5]	—	[6]	.41	[5]	.41	[5]	3.75	[5]
11/30/2022	11.31	.67	(1.84)	(1.17)	(.38)	—	(.38)	9.76	(10.79)[5]	—	[6]	.42	[5]	.42	[5]	6.48	[5]
11/30/2021	11.21	.41	.11	.52	(.23)	(.19)	(.42)	11.31	4.83 [5]	—	[6]	.45	[5]	.45	[5]	3.72	[5]
11/30/2020	9.90	.15	1.27	1.42	(.11)	—	(.11)	11.21	14.55 [5]	—	[6]	.48	[5]	.48	[5]	1.37	[5]
11/30/2019	9.55	.18	.44	.62	(.23)	(.04)	(.27)	9.90	6.64 [5]	—	[6]	.50	[5]	.50	[5]	1.84	[5]
Class 529-F-1:
11/30/2023	9.78	.34	(.51)	(.17)	(.58)	—	(.58)	9.03	(1.78)[5]	—	[6]	.48	[5]	.48	[5]	3.68	[5]
11/30/2022	11.34	.66	(1.84)	(1.18)	(.38)	—	(.38)	9.78	(10.78)[5]	—	[6]	.49	[5]	.49	[5]	6.41	[5]
11/30/2021	11.24	.41	.12	.53	(.24)	(.19)	(.43)	11.34	4.81 [5]	—	[6]	.47	[5]	.47	[5]	3.71	[5]
11/30/2020	9.92	.15	1.28	1.43	(.11)	—	(.11)	11.24	14.49 [5]	—	[6]	.46	[5]	.46	[5]	1.42	[5]
11/30/2019	9.57	.17	.45	.62	(.23)	(.04)	(.27)	9.92	6.81	5		.50		.50		1.78
Class 529-F-2:
11/30/2023	9.75	.35	(.50)	(.15)	(.60)	—	(.60)	9.00	(1.66)	9		.38		.38		3.79
11/30/2022	11.30	.67	(1.84)	(1.17)	(.38)	—	(.38)	9.75	(10.67)	11		.39		.39		6.52
11/30/2021	11.20	.42	.11	.53	(.24)	(.19)	(.43)	11.30	4.86	9		.42		.42		3.85
11/30/2020[7,8]	11.03	.01	.16	.17	—	—	—	11.20	1.54 [9]	7		.04	[9]	.04	[9]	.11	[9]
Class 529-F-3:
11/30/2023	9.74	.35	(.50)	(.15)	(.60)	—	(.60)	8.99	(1.65)	—	[6]	.36		.36		3.81
11/30/2022	11.29	.67	(1.83)	(1.16)	(.39)	—	(.39)	9.74	(10.66)	—	[6]	.36		.36		6.53
11/30/2021	11.20	.42	.11	.53	(.25)	(.19)	(.44)	11.29	4.91	—	[6]	.41		.37		3.80
11/30/2020[7,8]	11.03	.01	.16	.17	—	—	—	11.20	1.54 [9]	—	[6]	.05	[9]	.03	[9]	.12	[9]
Class R-1:
11/30/2023	9.57	.25	(.49)	(.24)	(.50)	—	(.50)	8.83	(2.54)	4		1.40		1.40		2.77
11/30/2022	11.10	.57	(1.82)	(1.25)	(.28)	—	(.28)	9.57	(11.66)	5		1.41		1.41		5.62
11/30/2021	11.11	.30	.11	.41	(.23)	(.19)	(.42)	11.10	3.81	4		1.46		1.46		2.76
11/30/2020	9.80	.05	1.27	1.32	(.01)	—	(.01)	11.11	13.44	3		1.40		1.40		.54
11/30/2019	9.46	.07	.46	.53	(.15)	(.04)	(.19)	9.80	5.73	—	[6]	1.46		1.46		.77

Refer to the end of the table for footnotes.

34	American Funds Inflation Linked Bond Fund

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Ratio of net income to average net assets[3]
Class R-2:
11/30/2023	$9.52	$.25	$(.49)	$(.24)	$(.50)	$—	$(.50)	$8.78	(2.64)%	$18	1.35%	1.35%	2.85%
11/30/2022	11.06	.57	(1.82)	(1.25)	(.29)	—	(.29)	9.52	(11.56)	13	1.36	1.35	5.64
11/30/2021	10.99	.31	.11	.42	(.16)	(.19)	(.35)	11.06	3.89	13	1.36	1.36	2.83
11/30/2020	9.72	.06	1.24	1.30	(.03)	—	(.03)	10.99	13.46	10	1.40	1.40	.56
11/30/2019	9.39	.08	.45	.53	(.16)	(.04)	(.20)	9.72	5.73	5	1.44	1.44	.88
Class R-2E:
11/30/2023	9.68	.28	(.50)	(.22)	(.52)	—	(.52)	8.94	(2.29)	3	1.10	1.10	3.12
11/30/2022	11.23	.61	(1.84)	(1.23)	(.32)	—	(.32)	9.68	(11.36)	3	1.11	1.11	5.96
11/30/2021	11.13	.37	.09	.46	(.17)	(.19)	(.36)	11.23	4.11	2	1.11	1.11	3.38
11/30/2020	9.85	.07	1.27	1.34	(.06)	—	(.06)	11.13	13.71	2	1.17	1.16	.70
11/30/2019	9.50	.15	.40	.55	(.16)	(.04)	(.20)	9.85	6.03	2	1.15	1.15	1.55
Class R-3:
11/30/2023	9.62	.29	(.48)	(.19)	(.54)	—	(.54)	8.89	(2.10)	23	.94	.94	3.20
11/30/2022	11.17	.62	(1.84)	(1.22)	(.33)	—	(.33)	9.62	(11.20)	28	.94	.94	6.05
11/30/2021	11.10	.37	.09	.46	(.20)	(.19)	(.39)	11.17	4.27	28	.95	.95	3.35
11/30/2020	9.81	.10	1.27	1.37	(.08)	—	(.08)	11.10	13.90	18	.97	.97	.97
11/30/2019	9.47	.14	.43	.57	(.19)	(.04)	(.23)	9.81	6.22	10	.99	.99	1.50
Class R-4:
11/30/2023	9.72	.32	(.49)	(.17)	(.57)	—	(.57)	8.98	(1.87)	46	.64	.64	3.50
11/30/2022	11.28	.65	(1.84)	(1.19)	(.37)	—	(.37)	9.72	(10.92)	56	.65	.65	6.28
11/30/2021	11.19	.44	.06	.50	(.22)	(.19)	(.41)	11.28	4.63	64	.65	.64	4.03
11/30/2020	9.89	.13	1.27	1.40	(.10)	—	(.10)	11.19	14.33	15	.66	.66	1.26
11/30/2019	9.54	.17	.43	.60	(.21)	(.04)	(.25)	9.89	6.49	8	.69	.69	1.79
Class R-5E:
11/30/2023	9.76	.34	(.51)	(.17)	(.59)	—	(.59)	9.00	(1.60)	24	.45	.45	3.74
11/30/2022	11.31	.68	(1.85)	(1.17)	(.38)	—	(.38)	9.76	(10.76)	29	.44	.44	6.63
11/30/2021	11.22	.45	.07	.52	(.24)	(.19)	(.43)	11.31	4.77	17	.45	.45	4.07
11/30/2020	9.91	.15	1.28	1.43	(.12)	—	(.12)	11.22	14.51	8	.45	.45	1.38
11/30/2019	9.57	.19	.43	.62	(.24)	(.04)	(.28)	9.91	6.72	4	.47	.47	1.91
Class R-5:
11/30/2023	9.80	.35	(.50)	(.15)	(.60)	—	(.60)	9.05	(1.63)	8	.34	.34	3.81
11/30/2022	11.36	.69	(1.86)	(1.17)	(.39)	—	(.39)	9.80	(10.65)	10	.35	.35	6.58
11/30/2021	11.26	.44	.10	.54	(.25)	(.19)	(.44)	11.36	4.93	14	.36	.36	3.96
11/30/2020	9.95	.18	1.26	1.44	(.13)	—	(.13)	11.26	14.62	8	.36	.36	1.68
11/30/2019	9.59	.18	.46	.64	(.24)	(.04)	(.28)	9.95	6.86	3	.39	.39	1.88
Class R-6:
11/30/2023	9.82	.36	(.52)	(.16)	(.60)	—	(.60)	9.06	(1.45)	10,301	.29	.29	3.89
11/30/2022	11.38	.67	(1.84)	(1.17)	(.39)	—	(.39)	9.82	(10.68)	9,173	.30	.29	6.52
11/30/2021	11.27	.44	.11	.55	(.25)	(.19)	(.44)	11.38	5.05	7,805	.31	.31	3.99
11/30/2020	9.96	.17	1.27	1.44	(.13)	—	(.13)	11.27	14.66	5,933	.32	.32	1.57
11/30/2019	9.60	.20	.45	.65	(.25)	(.04)	(.29)	9.96	6.90	4,680	.33	.33	2.05

Refer to the end of the table for footnotes.

American Funds Inflation Linked Bond Fund	35

Financial highlights (continued)

	Year ended November 30,
	2023	2022	2021	2020	2019
Portfolio turnover rate for all share classes[10]	8%	42%	29%	114%	78%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from CRMC and/or AFS. During some of the years shown, CRMC waived a portion of investment advisory services fees. In addition, during some of the years shown, AFS waived a portion of transfer agent services fees for Class F-3 shares. In addition, during some of the years shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[9]	Not annualized.
[10]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

36	American Funds Inflation Linked Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Inflation Linked Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of American Funds Inflation Linked Bond Fund (the “Fund”) as of November 30, 2023, the related statement of operations for the year ended November 30, 2023, the statements of changes in net assets for each of the two years in the period ended November 30, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
January 10, 2024

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

American Funds Inflation Linked Bond Fund	37

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2023, through November 30, 2023).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

38	American Funds Inflation Linked Bond Fund

Expense example (continued)

	Beginning account value 6/1/2023	Ending account value 11/30/2023	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$981.42	$3.43	.69%
Class A – assumed 5% return	1,000.00	1,021.61	3.50	.69
Class C – actual return	1,000.00	977.90	6.94	1.40
Class C – assumed 5% return	1,000.00	1,018.05	7.08	1.40
Class T – actual return	1,000.00	983.64	1.74	.35
Class T – assumed 5% return	1,000.00	1,023.31	1.78	.35
Class F-1 – actual return	1,000.00	982.53	3.38	.68
Class F-1 – assumed 5% return	1,000.00	1,021.66	3.45	.68
Class F-2 – actual return	1,000.00	982.63	1.99	.40
Class F-2 – assumed 5% return	1,000.00	1,023.06	2.03	.40
Class F-3 – actual return	1,000.00	983.66	1.44	.29
Class F-3 – assumed 5% return	1,000.00	1,023.61	1.47	.29
Class 529-A – actual return	1,000.00	982.52	3.33	.67
Class 529-A – assumed 5% return	1,000.00	1,021.71	3.40	.67
Class 529-C – actual return	1,000.00	978.09	7.19	1.45
Class 529-C – assumed 5% return	1,000.00	1,017.80	7.33	1.45
Class 529-E – actual return	1,000.00	980.20	4.42	.89
Class 529-E – assumed 5% return	1,000.00	1,020.61	4.51	.89
Class 529-T – actual return	1,000.00	982.55	2.24	.45
Class 529-T – assumed 5% return	1,000.00	1,022.81	2.28	.45
Class 529-F-1 – actual return	1,000.00	982.59	2.44	.49
Class 529-F-1 – assumed 5% return	1,000.00	1,022.61	2.48	.49
Class 529-F-2 – actual return	1,000.00	983.61	1.99	.40
Class 529-F-2 – assumed 5% return	1,000.00	1,023.06	2.03	.40
Class 529-F-3 – actual return	1,000.00	982.52	1.69	.34
Class 529-F-3 – assumed 5% return	1,000.00	1,023.36	1.72	.34
Class R-1 – actual return	1,000.00	977.85	6.94	1.40
Class R-1 – assumed 5% return	1,000.00	1,018.05	7.08	1.40
Class R-2 – actual return	1,000.00	977.73	6.69	1.35
Class R-2 – assumed 5% return	1,000.00	1,018.30	6.83	1.35
Class R-2E – actual return	1,000.00	979.19	5.46	1.10
Class R-2E – assumed 5% return	1,000.00	1,019.55	5.57	1.10
Class R-3 – actual return	1,000.00	980.16	4.67	.94
Class R-3 – assumed 5% return	1,000.00	1,020.36	4.76	.94
Class R-4 – actual return	1,000.00	982.49	3.18	.64
Class R-4 – assumed 5% return	1,000.00	1,021.86	3.24	.64
Class R-5E – actual return	1,000.00	983.62	2.24	.45
Class R-5E – assumed 5% return	1,000.00	1,022.81	2.28	.45
Class R-5 – actual return	1,000.00	982.63	1.69	.34
Class R-5 – assumed 5% return	1,000.00	1,023.36	1.72	.34
Class R-6 – actual return	1,000.00	983.73	1.44	.29
Class R-6 – assumed 5% return	1,000.00	1,023.61	1.47	.29

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

American Funds Inflation Linked Bond Fund	39

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2023:

Section 163(j) interest dividends	$558,474,000
U.S. government income that may be exempt from state taxation	100.00%

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2024, to determine the calendar year amounts to be included on their 2023 tax returns. Shareholders should consult their tax advisors.

40	American Funds Inflation Linked Bond Fund

This page intentionally left blank.

American Funds Inflation Linked Bond Fund	41

Board of trustees and other officers

Independent trustees1

Name, date of birth and position with fund	Year first elected as a director/ trustee[2]	Principal occupation(s) during the past five years	Number of portfolios overseen by trustee	Other directorships[3] held by trustee during the past five years
Francisco G. Cigarroa, MD, 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	88	None
Nariman Farvardin,1956	2018	President, Stevens Institute of Technology	93	None
Jennifer C. Feikin, 1968	2022	Business Advisor; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company; Trustee, The Nature Conservancy of Utah; former Trustee, The Nature Conservancy of California	102	Hertz Global Holdings, Inc.
Leslie Stone Heisz, 1961	2022	Former Managing Director, Lazard (retired, 2010); Director, Kaiser Permanente (California public benefit corporation); former Lecturer, UCLA Anderson School of Management	102	Edwards Lifesciences; Public Storage, Inc.
Mary Davis Holt, 1950	2015-2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993 – 2003)	89	None
Merit E. Janow, 1958	2012	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	99	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive)	2012	President and CEO, Bipartisan Policy Center; former President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina	93	None
Alexandra Trower, 1964	2018	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	88	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	88	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Public Storage, Inc.

Interested trustees[4,5]

Name, date of birth and position with fund	Year first elected as a director/ trustee/ officer[2]	Principal occupation(s) during the past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios overseen by trustee	Other directorships[3] held by trustee during the past five years
Michael C. Gitlin, 1970	2015	Partner – Capital Fixed Income Investors, Capital Research and Management Company; President, Chief Executive Officer and Director, The Capital Group Companies, Inc.[6]; Vice Chairman and Director, Capital Research and Management Company	88	None
Karl J. Zeile, 1966	2019	Partner – Capital Fixed Income Investors, Capital Research and Management Company	23	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by referring to the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

42	American Funds Inflation Linked Bond Fund

Other officers5

Name, year of birth and position with fund	Year first elected as an officer	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Ritchie Tuazon, 1978 President	2015	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Partner – Capital Fixed Income Investors, Capital Bank and Trust Company[6]
Kristine M. Nishiyama, 1970 Principal Executive Officer	2012	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[6]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President – Fund Business Management Group, Capital Research and Management Company
Timothy Ng, 1982 Vice President	2021	Vice President – Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.[6]
Courtney R. Taylor, 1975 Secretary	2023	Assistant Vice President – Fund Business Management Group, Capital Research and Management Company
Becky L. Park, 1979 Treasurer	2021	Vice President – Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate – Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President – Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2012	Senior Vice President – Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Inflation Linked Bond Fund	43

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2900

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

44	American Funds Inflation Linked Bond Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or refer to the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and our website.

American Funds Inflation Linked Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of American Funds Inflation Linked Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2024, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds Distributors, Inc.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity-focused funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.2 Relative to their peers, our fixed income funds have helped investors achieve better diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Investment industry experience as of December 31, 2022.
[2]	Based on Class F-2 share results for rolling monthly 10- and 20-year periods starting with the first 10- or 20-year period after each mutual fund’s inception through December 31, 2022. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Past results are not predictive of results in future periods.
[3]	Based on Class F-2 share results as of December 31, 2022. Sixteen of the 18 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation lower than their respective Morningstar peer group averages. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our mutual fund management fees were in the lowest quintile 62% of the time, based on the 20-year period ended December 31, 2022, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Paul S. Williams, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

ILBF

Registrant:

a) Audit Fees:
Audit	2022	46,000
	2023	50,000

b) Audit-Related Fees:
	2022	None
	2023	None

c) Tax Fees:
	2022	6,000
	2023	6,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2022	None
	2023	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2022	None
	2023	None
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2022	None
	2023	None

The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2022	None
	2023	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $6,000 for fiscal year 2022 and $6,000 for fiscal year 2023. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS INFLATION LINKED BOND FUND

By __/s/ Kristine M. Nishiyama________________
Kristine M. Nishiyama, Principal Executive Officer

Date: January 31, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama___________
Kristine M. Nishiyama, Principal Executive Officer

Date: January 31, 2024

By ___/s/ Becky L. Park__________________
Becky L. Park, Treasurer and Principal Financial Officer

Date: January 31, 2024